Exhibit 24A
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 17, 2009

Signature:	/s/ Albert B. Ratner
Printed Name:	Albert B. Ratner
Title:	Director and Co-Chairman of the Board

Exhibit 24B
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 19, 2009

Signature:	/s/ Samuel H. Miller
Printed Name:	Samuel H. Miller
Title:	Director, Treasurer and Co-Chairman of the Board

Exhibit 24C
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 18, 2009

Signature:	/s/ James A. Ratner
Printed Name:	James A. Ratner
Title:	Director and Executive Vice President

Exhibit 24D
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 23, 2009

Signature:	/s/ Ronald A. Ratner
Printed Name:	Ronald A. Ratner
Title:	Director and Executive Vice President

Exhibit 24E
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 18, 2009

Signature:	/s/ Brian J. Ratner
Printed Name:	Brian J. Ratner
Title:	Director and Executive Vice President

Exhibit 24F
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 23, 2009

Signature:	/s/ Bruce C. Ratner
Printed Name:	Bruce C. Ratner
Title:	Director and Executive Vice President

Exhibit 24G
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 20, 2009

Signature: Printed Name:	/s/ Deborah Ratner Salzberg Deborah Ratner Salzberg
Title:	Director

Exhibit 24H
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 20, 2009

Signature: Printed Name:	/s/ Michael P. Esposito, Jr. Michael P. Esposito, Jr.
Title:	Director

Exhibit 24I
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 19, 2009

Signature: Printed Name:	/s/ Scott S. Cowen Scott S. Cowen
Title:	Director

Exhibit 24J
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 18, 2009

Signature: Printed Name:	/s/ Jerry V. Jarrett Jerry V. Jarrett
Title:	Director

Exhibit 24K
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 19, 2009

Signature: Printed Name:	/s/ Joan K. Shafran Joan K. Shafran
Title:	Director

Exhibit 24L
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 19, 2009

Signature: Printed Name:	/s/ Louis Stokes Louis Stokes
Title:	Director

Exhibit 24M
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 18, 2009

Signature: Printed Name:	/s/ Stan Ross Stan Ross
Title:	Director

Exhibit 24N
DIRECTOR AND/OR OFFICER OF
FOREST CITY ENTERPRISES, INC.
FORM 10-K
POWER OF ATTORNEY
     The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.
     EXECUTED as of March 18, 2009

Signature: Printed Name:	/s/ Deborah L. Harmon Deborah L. Harmon
Title:	Director